Exhibit 99.2

Jacque, Diplomat Patient

NON-GAAP INFORMATION We define Adjusted EBITDA as net income (loss) attributable to Diplomat before interest expense, income taxes, depreciation and amortization, share-based compensation, change in fair value of contingent consideration and other merger and acquisition-related expenses, restructuring and impairment charges, and certain other items that we do not consider indicative of our ongoing operating performance (which are itemized below in the reconciliation to net income (loss) attributable to Diplomat). Adjusted EBITDA is not in accordance with, or an alternative to, accounting principles generally accepted in the United States (“GAAP”). In addition, this non-GAAP measure is not based on any comprehensive set of accounting rules or principles. You should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in the presentation, and we do not infer that our future results will be unaffected by unusual or non-recurring items. FORWARD-LOOKING STATEMENTS This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events or our future financial or operating performance, and may include Diplomat's expectations regarding revenues, net (loss) income attributable to Diplomat, Adjusted EBITDA, EPS, market share, new business and contract wins, the expected benefits and performance of acquisitions, business and growth strategies, introduction of new limited-distribution drugs and biosimilars, key employee searches, impact of operational improvement initiatives and results of operational and capital expenditures. The forward-looking statements contained in this press release are based on management's good-faith belief and reasonable judgment based on current information. These statements are qualified by important risks and uncertainties, many of which are beyond our control, that could cause our actual results to differ materially from those forecasted or indicated by such forward-looking statements. These risks and uncertainties include: our ability to adapt to changes or trends within the specialty pharmacy industry; a significant increase in competition from a variety of companies in the health care industry; possibility of client losses and/or the failure to win new business; declining gross margins in the PBM industry; shifts in pharmacy mix toward lower margin drugs; supply disruption of any of the specialty drugs we dispense; potential for contracting at reduced rates to win new business or secure renewal business; the dependence on key employees and effective succession planning and managing recent turnover among key employees; potential disruption to our workforce and operations due to cost savings and restructuring initiatives; disruption in our operations as we implement a new operating system within our Specialty segment; our ability to expand the number of specialty drugs we dispense and related services; maintaining existing patients; increasing consolidation in the healthcare industry; significant and increasing pricing pressure from third-party payors; complying with complex and evolving requirements and changes in state and federal government regulations, including Medicare and Medicaid; current or proposed legislative and regulatory policies designed to manage healthcare costs or alter healthcare financing practices, including as it relates to the PBM industry’s retention of rebates; the amount of direct and indirect remuneration fees, as well as the timing of assessing such fees and the methodology used to calculate such fees; the outcome of material legal proceedings; our relationships with wholesalers and key pharmaceutical manufacturers; bad publicity about, or market withdrawal of, specialty drugs we dispense; revenue concentration of the top specialty drugs we dispense; managing our growth effectively; our ability to drive volume through a refreshed marketing strategy in traditional specialty pharmacy; our capability to penetrate the fragmented infusion market; the success of our strategy in the PBM industry; failure to effectively differentiate our products and services in the PBM market place; our debt service obligations; our inability to identify and remediate any present or future material weaknesses in our internal control over financial reporting, which could impair our ability to produce accurate and timely financial statements; the effect of any future impairments to our goodwill or other intangible assets on our net income and EPS; our ability to effectively execute our acquisition strategy or successfully integrate acquired businesses, including any delays or difficulties in integrating the combined businesses, and the ability to achieve cost savings and operating synergies and the timing thereof; and the additional factors set forth in "Risk Factors" in Diplomat's most recent Annual Report on Form 10-K and in subsequent reports filed with or furnished to the Securities and Exchange Commission. Except as may be required by any applicable laws, Diplomat assumes no obligation to publicly update such forward-looking statements, which are made as of the date hereof or the earlier date specified herein, whether as a result of new information, future developments, or otherwise. We consider Adjusted EBITDA to be a supplemental measures of our operating performance. We present Adjusted EBITDA because it is used by our Board of Directors and management to evaluate our operating performance. Adjusted EBITDA is also used as a factor in determining incentive compensation, for budgetary planning and forecasting overall financial and operational expectations, for identifying underlying trends, and for evaluating the effectiveness of our business strategies. Further, we believe it assists us, as well as investors, in comparing performance from period-to-period on a consistent basis. Other companies in our industry may calculate Adjusted EBITDA differently than we do and these calculations may not be comparable to our Adjusted EBITDA. A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss) attributable to Diplomat as prepared in accordance with GAAP can be found in the Appendix to this presentation. INDUSTRY AND MARKET DATA Certain information in this presentation concerning our industry and the markets in which we operate is derived from publicly available information released by third-party sources, including independent industry and research organizations, and management estimates. Management estimates are derived from publicly available information released by independent industry and research analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data and our knowledge of such industry and markets, which we believe to be reasonable. We believe the data from these third-party sources is reliable. In addition, projections, assumptions, and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, as discussed in Diplomat’s reports filed with the Securities and Exchange Commission. These and other factors could cause results to differ materially from those expressed in the estimates made by these third-party sources.

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4Q and Full-Year 2018 Highlights 4 Revenue: +18% to $1.4B Adjusted EBITDA1: +63% to $43M Revenue: +22% to $5.5B Adjusted EBITDA1: +65% to $168M 1. A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss) attributable to Diplomat, as prepared in accordance with GAAP can be found in the Appendix to this presentation. • Solid Specialty segment growth and contribution from acquisitions •Two new limited-distribution drugs added in 4Q, portfolio now includes 125+ LDDs •$8M in synergies achieved at PBM in 2018 •Continued investments to drive future growth and operational efficiency •Establishing the building blocks to drive further innovation and an improved value proposition 4Q18 2018

I • • • • • • • • • Made significant investments in building a world-class Specialty sales force. Opened a new state of the art high-efficiency dispensing and patient call center in Chandler, AZ. Began implementation of ScriptMed, a new end-to-end specialty pharmacy operating platform. Launched new digital solutions to improve provider and patient outreach and customer service. Partnered with FitBit and Pear Therapeutics to support new digital patient support solutions. Rebranded and launched CastiaRx, a middle-market, specialty-focused PBM. Completed the integration of the acquired infusion and PBM businesses. Invested in data and analytic capabilities to develop new solutions for pharma, payers, and physicians. Reduced leverage from 4.5x at the end of 2017 to 3.7x at the end of 2018. 5 D I P L OMAr A 2018 Accomplishments

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I D I P L OMAr A Putting Patients First

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4Q 2018 Financial Results Summary 9 Revenue: $1.2B Adjusted EBITDA1: $27M GAAP Net Income :$7M GAAP EPS: $0.09 Revenue: $1.4B Adjusted EBITDA1: $43M GAAP Net Loss2:($298M) GAAP EPS2:($4.00) 4Q17 4Q18 1.A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss) attributable to Diplomat, as prepared in accordance with GAAP can be found in the Appendix to this presentation. 2. Includes $300M in post-tax impairments on goodwill and definite-lived intangible assets related to the PBM and Specialty. The after-tax EPS impact of these charges was ($4.03).

I PBM Specialty Revenue: $1.28 Net Sales/Rx: $5,184 Revenue: $0.28 Rx volume*: 1,936,000 Gross margin: 5.7% Gross profit/Rx: $294 Gross margin: 14.3% Gross profit/Rx: $13 Rxvolume: 229,000 • Adjusted to 30-day equivalent, where a 90-day prescription is counted as three 30-day prescriptions filled. 10 D I P L OMAr A 4Q 2018 Segment Details

Full-Year 2018 Financial Results Summary 11 Revenue: $4.5B Adjusted EBITDA1: $102M GAAP Net Income :$15.5M GAAP EPS: $0.23 Cash Flow from Operations: $135M Year-End Net Debt: $666M Revenue: $5.5B Adjusted EBITDA1: $168M GAAP Net loss2:($302M) GAAP EPS2: ($4.07) Cash Flow from Operations: $35M Year-End Net Debt:$638M 2017 2018 1.A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss) attributable to Diplomat, as prepared in accordance with GAAP can be found in the Appendix to this presentation. 2. Includes $300M in post-tax impairments on goodwill and definite-lived intangible assets related to the PBM and Specialty. The after-tax EPS impact of these charges was ($4.03).

I PBM Specialty Revenue: $4.88 Net Sales/Rx: $5,201 Revenue: $0.78 Rx volume*: 8,171,000 Gross margin: 5.9% Gross profit/Rx: $301 Gross margin: 13.1% Gross profit/Rx: $12 Rxvolume: 918,000 *Adjusted to 30-day equivalent, where a 90-day prescription is counted as three 30-day prescriptions filled. 12 D I P L OMAr A Full-Year 2018 Segment Details

Revised 2019 Full-Year Outlook 13 1. A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss) attributable to Diplomat, as prepared in accordance with GAAP can be found in the Appendix to this presentation. $4.4B–$4.6B $300M–$400M $4.7B–$5.0B Specialty Revenue PBM Revenue Total Revenue Total Adjusted EBITDA1 $110M–$116M ($37M)–($26M) ($0.50)–($0.34) GAAP Net Income GAAP EPS

Headwinds Payer Reimbursement Pressure Tailwinds New Specialty & PBM Awards Narrowing of Specialty Pharmacy Networks Data & Analytics Monetization Specialty Pharmacy Member Channel Management Uptake of New and Existing Generics and Biosimilars New Indications for Existing Products PBM Contract Losses New Branded Product Launches PBM Contract Renewal Repricing Access to Limited-Distribution Drugs Moderating Brand Inflation Operating efficiency initiatives, including enterprise-wide reorganization savings Near-Term Cost of Growth Investments

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I Attributable For the three months ended December 31, For the year ended December 31, 2018 2017 2018 2017 (dollars in thousands) (unaudited) Net (loss) income attributable to Diplomat Pharmacy, Inc. Depreciation and amortization Interest expense Income tax (benefit) expense EBITDA $ (298,025) 24,565 10,652 (5,789) $ $ (302,269) 97,112 41,650 (5,039) $ 6,536 17,753 4,682 (8,227) 15,510 66,566 10,716 (7,126) $ $ $ $ (268,597) 20,744 (168,546) 85,666 Contingent consideration and other merger and acquisition expense Share-based compensation expense Employer payroll taxes - option repurchases and exercises Restructuring and impairment charges Severance and related fees Other items Adjusted EBITDA $ $ $ $ 3,322 1,794 13 6,836 18,172 193 307,973 3,086 45 7,455 7,281 231 1'136 2,401 1 307,644 357 528 648 72 1,428 (301) $ 43,470 $ 26,593 $ 167,759 $ 101,760 16 0 1 Reconciliation of Net (Loss) Income to Diplomat to Adjusted EBITDA MArA P L 0

 2019 Full-Year Guidance: GAAP to Non-GAAP Reconciliation 1. Assumes a tax rate of (21) and (18) percent, for the low- and high-end, respectively. 17 DIPLOMAT'" I Reconciliation of GAAP to Adjusted EBITDA (dolliars in thousands) (unaudited) Range Net (loss) income attributabr.e to Dipr.omat Pharm acy, line. Depreciation and amortization Interest expense Income tax (benefit) expense1 EBIITDA Contingent consider ation and other merger and acquisition expense Share-based compensation expense Empi:Oyer payrol taxes - option repurchases and exercises Restructuring and impairment char,ges Sever ance and rellated fees Other items Adjusted EB ITO A Low $ (37,289) 80,000 43,000 (9,911) $ 75,800 $ 2,000 27,000 200 1,000 3,500 500 $ 110,000 High $ (25,503) 78,000 40,000 (5,597) $ 86,900 $ 1,000 25,000 100 500 2,000 500 $ 116,000

I Full Year 2018 Supplemental Information1 (dollars in millions) (unaudited) For the Twelve Months Ended December 31, 2018 $ $ Amortiza tion of acquisition-related intangible assets, including capitalized software Contingent consideration and other merger and acquisition expense 77.7 6.8 1. The statutory tax rote for these items is or is expected to be 27%, which approximates our incrementalfederal and state tax rates on those items. Actual rate could differ materially. 18 D I P L OMAr A Supplementallnformation